Exhibit 99.1

1 2012 Annual Meeting

CALL TO ORDER 2

William Skoglund Chairman President & CEO, OSBC James Eccher Chief Operating Officer, OSBC President & CEO, OSNB Doug Cheatham Executive VP & Chief Financial Officer Presenters 3

Bancorp Board Members William Skoglund Doug Cheatham James Eccher Edward Bonifas Barry Finn William Kane John Ladowicz William Meyer Gerald Palmer James Schmitz 4

Quorum Represented/ Notice of Meeting Inspectors of Election Paul Mosquera Edward Bonifas 5

Appointed Proxies for Management William Meyer James Schmitz Gerald Palmer 6

Minutes: 2011 Annual Meeting 7

Election of Directors Doug Cheatham James Eccher Gerald Palmer James Schmitz 8

Non-Binding Advisory Proposal on Old Second’s Executive Compensation 9

Ratification/Approval of Plante & Moran, PLLC 10

Forward-looking statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. 11

12 Performance Summary (Dollars in Thousands, Except Per Share Data) 2011 2010 2009 Assets $1,941,418 $2,123,921 $2,596,657 Loans $1,368,985 $1,690,129 $2,062,826 Deposits $1,740,781 $1,908,528 $2,206,277 Provision for loan losses $8,887 $89,668 $96,715 Net interest margin 3.54% 3.64% 3.47% Net loss ($6,498) ($108,649) ($65,588) Net loss available to CS ($11,228) ($113,187) ($69,869) Deferred tax asset valuation reserve - ($69,837) - Goodwill impairment, net of taxes - - ($35,606) Bank net income (loss) $398 ($95,185) ($60,822) See non-GAAP disclosures contained in the appendix.

13 Net Interest Margin See non-GAAP disclosures contained in the appendix. 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012

14 Employee Costs 618 492 0 100 200 300 400 500 600 700 2008 2011 Number of Employees (FTE) (Fourth Quarter Average) $44.5 $34.0 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2008 2011 Millions Salaries and Benefits

15 2011 Core Earnings (Pre-tax, Pre-Credit Costs) (In Thousands) Net income ($6,498) Provision for loan losses $8,887 Other real estate owned expenses, net of income $19,410 Legal fees (primarily credit related) $4,118 Core earnings $25,917

16 Capital Ratios Old Second Bancorp, Inc. 12/31/08 12/31/09 12/31/10 12/31/11 Total risk based capital 10.76% 13.26% 11.46% 12.38% Tier 1 risk-based capital 7.66% 9.96% 6.09% 6.21% Leverage capital 6.50% 8.48% 4.74% 4.98% Tangible capital 4.33% 7.36% 3.70% 3.58% Tangible common equity 4.33% 4.69% 0.40% (0.08%) See non-GAAP disclosures contained in the appendix.

17 Capital Ratios Old Second National Bank 12/31/08 12/31/09 12/31/10 12/31/11 Total risk based capital 11.54% 11.57% 11.63% 12.97% Tier 1 risk-based capital 10.29% 10.30% 10.34% 11.70% Leverage capital 8.72% 8.89% 8.10% 9.34% Tangible capital 8.70% 9.66% 8.65% 9.18% See non-GAAP disclosures contained in the appendix.

18 Liquidity Old Second National Bank as of March 31, 2012 (in millions) Total Availability Used or Pledged Unused Capacity Overnight funds $ 37.5 $ - $ 37.5 Federal Home Loan Bank of Chicago 45.5 18.1 27.4 Federal Potential Reserve Secured Borrowing 180.5 - 180.5 Securities Portfolio 372.0 56.1 315.9 Total $ 635.5 $ 74.2 $ 561.3

19 Holding Company Liquidity as of March 31, 2012 Currently no common stock dividend Trust Preferred Dividend Deferral: Up to 20 quarters (2015) No payments, but expense is accrued in financial statements TARP No deadline to repay No payments, but expense is accrued in financial statements Rate increases in January 2014 Up to two board members may be appointed $4.6 million cash and receivables Annual cash outflow: Senior and subordinated debt: $0.8 million Other expenses: $0.5 million

20 Loan Portfolio Mix Commercial 9% RE Commercial 48% RE Construction 8% RE Residential 33% Other 2% 2010 Commercial 7% RE Commercial 52% RE Construction 5% RE Residential 35% Other 1% 2011 2010 2011 Commercial $ 152 $ 100 Real Estate - Commercial 821 705 Real Estate - Construction 130 71 Real Estate - Residential 558 477 Other 29 16 $ 1,690 $ 1,369 (in millions)

21 Cycle to Date Charge-Offs $116,070 $31,103 $54,666 $6,221 $2,480 2008-2011 (in thousands) Construction Residential RE Commercial RE Commercial Other Total $210,540 3% 1% 26% 15% 55%

22 Nonperforming/Charge-Offs Total Non-Performing Loans 2011 Charge-Offs 2010 2011 Real Estate-Construction $33,807 24.3% $39,321 $10,430 Real Estate Residential Investor $15,268 11.0% $8,798 $4,841 Owner Occupied $20,253 14.6% $3,286 $4,282 Revolving & Junior Liens $2,841 2.0% $1,132 $1,106 Real Estate-Commercial, Nonfarm $64,035 46.1% $29,665 $19,576 Real Estate-Commercial, Farm $1,574 1.1% - - Commercial $1,165 .9% $2,247 $568 Other $0 0.0% $560 $366 Total $138,943 100% $85,009 $41,169 (in thousands)

Other Real Estate Owned Balances $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $ Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 $41,774,194 $58,692,967 $77,446,032 $93,289,494 $101,833,719 $101,680,051

Old Second Bancorp statistics March 31, 2012 (amounts in thousands) Construction loans 400000 350000 300000 250000 200000 150000 100000 50000 373,703 60,285 2008 December 2009 March 2009 June 2009 September 2009 December 2010 March 2010 June 2010 September 2010 December 2011 March 2011 June 2011 September 2011 December 2012 March Nonaccrual loans 240000 220000 200000 180000 160000 140000 120000 10000 106,511 111,321 2008 December 2009 March 2009 June 2009 September 2009 December 2010 March 2010 June 2010 September 2010 December 2011 March 2011 June 2011 September 2011 December 2012

Old Second Bancorp statistics March 31, 2012 (amounts in thousands) Total classified assets (Total Problem, OREO, and TDR) 500000 450000 400000 350000 300000 250000 2008 December 2009 March 2009 June 2009 September 2009 December 2010 March 2010 June 2010 September 2010 December 2011 March 2011 June 2011 September 2011 December 2012 March 281,320 301,127

26 Commercial Real Estate Composition As of December 31, 2011 % of CRE Portfolio % NPL 30-89 days past due Owner Occupied 51% 9% 0.28% Non-Owner Occupied 40% 7% 0.17% Retail Properties 9% 27% 0.0% Average Loan Size is approximately $200,000 Less than 4% of it is located in areas outside of NE Illinois Primarily comprised of typical low-rise, suburban office, industrial, warehouse and retail properties Only 0.21% of CRE portfolio is 30-89 days past due and accruing

27 Wealth Management Highlights 2011 Approximately $1 billion under management Pre-Tax income up 7% over last two years Pre-Tax gross profit margin remains high at 49% One of the largest Wealth Management groups in Western Suburbs of Chicago

28 Residential Banking Highlights 2011 Mortgage Banking Income of $6.2 million Closed $235 million in first mortgages Increased Market Share in Kane County from 3.31% to 4.48% ranked #3 Increased Market Share in Kendall County from 2.97% to 3.43% ranked #4 Grew Servicing Portfolio from $427 million to $458 million

29 6,500 new retail checking accounts and 1,000 new business checking accounts Household retention of 94% Core deposits up 7% Debit card income growth of 8% Mobile banking users increased by 300% Retail Banking Highlights 2011

30 2010 $1,908,528 Deposits 2011 $1,740,781 Difference: 2011 from 2010 (in millions) % Change Noninterest Bearing $ 31.1 9.4% Savings/NOW/MMA (20.8) -2.7% CDs (149.9) -19.6% Brokered CDs (28.2) -96.8% Net (167.8) -8.8% 42% 17% 41% 35% 21% 44% Noninterest Bearing Savings/NOW/MMA CDs Noninterest Bearing Savings/NOW/MMA CDs

31 Deposit Market Share KANE COUNTY 2011 Rank Institution 2011 Total Deposits in Markets ($000) 2011 Total Market Share (%) 1 Old Second 1,225,102 14.42 2 JP Morgan Chase 1,002,918 11.80 3 Harris (BMO Financial) 927,224 10.91 4 Fifth Third 649,049 7.64 6 Union National Bank & Trust Co. of Elgin 414,220 4.87 9 First American Bank 288,729 3.40 KENDALL COUNTY 2011 Rank Institution 2011 Total Deposits in Markets ($000) 2011 Total Market Share (%) 1 Old Second 244,370 16.86 2 Castle (1st Nat’l of Omaha) 212,052 14.46 3 Oswego Community (Metropolitan Bancorp) 175,327 11.95 4 Allied First Banks 128,845 8.78 7 Citizens First Nat’l Bank 98,892 6.74 8 Bridgeview Bank Group 96,569 6.58

32 All Households Length of Relationship 53% 19% 15% 8% 5% 2011 All Households Less than 1 yr 1-2 yrs 3-5 yrs 6-9 yrs 10+ yrs Less than 1 Yr 1-2 Yrs 3-5 Yrs 6-9 Yrs 10+ Yrs 0 5000 10000 15000 20000 25000 30000

33 2011 Review 4 Main Goals Increase capital Maintain liquidity Reduce problem loans/nonperforming assets Return to profitability

Goal #1: Increase Capital 34 12/31/09 12/31/10 12/31/11 Required Total risk based capital 11.57% 11.63% 12.97% 11.25% Leverage capital 8.89% 8.10% 9.34% 8.75% See non-GAAP disclosures contained in the appendix. Old Second National Bank Capital Ratios

35 Capital Ratios Old Second Bancorp, Inc. 12/31/08 12/31/09 12/31/10 12/31/11 Total risk based capital 10.76% 13.26% 11.46% 12.38% Tier 1 risk-based capital 7.66% 9.96% 6.09% 6.21% Leverage capital 6.50% 8.48% 4.74% 4.98% Tangible capital 4.33% 7.36% 3.70% 3.58% Tangible common equity 4.33% 4.69% 0.40% (0.08%) See non-GAAP disclosures contained in the appendix. Goal #1: Increase Capital

36 Liquidity Old Second National Bank as of March 31, 2012 (in millions) Total Availability Used or Pledged Unused Capacity Overnight funds $ 37.5 $ - $ 37.5 Federal Home Loan Bank of Chicago 45.5 18.1 27.4 Federal Potential Reserve Secured Borrowing 180.5 - 180.5 Securities Portfolio 372.0 56.1 315.9 Total $ 635.5 $ 74.2 $ 561.3 Goal #2: Maintain Liquidity

37 Holding Company Liquidity as of March 31, 2012 Currently no common stock dividend Trust Preferred Dividend Deferral: Up to 20 quarters (2015) No payments, but expense is accrued in financial statements TARP No deadline to repay No payments, but expense is accrued in financial statements Rate increases in January 2014 Up to two board members may be appointed $4.6 million cash and receivables Annual cash outflow: Senior and subordinated debt: $0.8 million Other expenses: $0.5 million Goal #2: Maintain Liquidity

38 Goal #3: Reduce problem loans/nonperforming assets 12/31/10 12/31/11 3/31/12 Non-accrual $212 $127 $111 Still accruing 178 105 82 Total problems 390 232 193 12/31/10 12/31/11 3/31/12 Watch/Special Mention $57 $100 $94 OREO 76 93 102 Problem Loans (in millions) Problem Assets (in millions)

39 Goal #4: Return to profitability 2009 2010 2011 Net loss available to common shareholders $(70) $(113) $(11) Bank – nominal profit Bancorp (in millions)

40 2011 expenses need to be reduced Other real estate owned $24.0 million Provision for loan losses $8.9 million Bank insurance $3.3 million Legal $4.1 million TOTAL $40.3 million Watch expenses; Grow fee income; Sources like mortgage, wealth management, and other potential fee income; Grow loans; With loan growth, deposit growth Goal #4: Return to profitability

41 Regulatory capital at bank above required amounts Bancorp tangible common needs improvement Bank liquidity improved - Bancorp liquidity adequate for now Improving credit metrics - Good reduction - especially problem loans - Still a lot of work to do Need to move to consistent profitability at both Bank & Bancorp (Deferred Tax Asset valuation allowance is $76 million) Summary Goals 2012, more of same

42 Core business still profitable Need loan growth Strong deposit base – still #1 market share in Kane & Kendall counties Trends moving in right direction, which gives us time to continue to improve Stable & experienced staff Loyal core deposit franchise Community banking still a strong strategy for the future Summary

43 2012 Annual Meeting

44 Appendix: Non-GAAP Disclosures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratios of tangible common equity to tangible assets and tangible book value to tangible assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present the net interest margin on a fully tax equivalent basis and, accordingly, believes that providing these measures may be helpful for peer comparison purposes. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Bank regulatory agencies have adopted capital standards by which all banks and bank holding companies are evaluated. Those agencies define the basis for these calculations including the prescribed methodology for the calculation of the amount of risk-weighted assets. The risk based capital guidelines were designed to make regulatory capital requirements more sensitive to differences in risk profiles among banks. The ratios disclosed are calculated consistently with banking regulatory requirements.

45 Appendix: Non-GAAP Disclosures The following table presents a reconciliation of Old Second Bancorp, Inc. stockholders equity to tangible stockholders equity (in thousands): Tangible common equity December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 Total stockholder's equity as reported $ 193,096 $ 197,208 $ 83,958 $ 74,002 Less: goodwill 59,040 - - - Less: core deposit and other intangibles, net 7,821 6,654 5,525 4,678 Tangible Capital $ 126,235 $ 190,554 $ 78,433 $ 69,324 Less: preferred stock - 69,039 69,921 70,863 Tangible common equity $ 126,235 $ 121,515 $ 8,512 $ (1,539) The following table presents a reconciliation of Old Second Bancorp, Inc. assets to tangible assets (in thousands): Tangible assets December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 Total assets as reported $ 2,984,605 $ 2,596,657 $ 2,123,921 $ 1,941,418 Less: goodwill 59,040 - - - Less: core deposit and other intangibles, net 7,821 6,654 5,525 4,678 Tangible assets $ 2,917,744 $ 2,590,003 $ 2,118,396 $ 1,936,740 The following table presents a reconciliation of Old Second National Bank capital to tangible capital (in thousands): Tangible capital December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 Total capital $ 320,548 $ 252,072 $ 188,947 $ 182,305 Less: goodwill 59,040 - - - Less: core deposit and other intangibles, net 7,821 6,654 5,525 4,678 Tangible capital $ 253,687 $ 245,418 $ 183,422 $ 177,627 The following table presents a reconciliation of Old Second National Bank assets to tangible assets (in thousands): Tangible assets December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 Total assets as reported $ 2,981,687 $ 2,548,251 $ 2,125,772 $ 1,939,325 Less: goodwill 59,040 - - - Less: core deposit and other intangibles, net 7,821 6,654 5,525 4,678 Tangible assets $ 2,914,826 $ 2,541,597 $ 2,120,247 $ 1,934,647

Appendix: Non-GAAP Disclosures

The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented, assuming a 35% federal tax rate.

Net interest margin %	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Net interest margin	3.25%	3.30%	3.27%	3.62%	3.71%	3.54%	3.57%	3.53%	3.48%	3.57%	3.61%	3.42%	3.47%
Plus: Tax equivalent effect	0.12%	0.12%	0.12%	0.10%	0.07%	0.07%	0.03%	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%
Net interest margin, fully tax equivalent	3.37%	3.42%	3.39%	3.72%	3.78%	3.61%	3.60%	3.55%	3.50%	3.59%	3.63%	3.44%	3.48%
Total interest income	$ 35,713	$ 33,788	$ 31,943	$ 31,206	$ 28,759	$ 27,257	$ 26,216	$ 24,449	$ 22,426	$ 21,980	$ 21,045	$ 19,972	$ 19,450
Total interest expense	13,507	12,114	10,921	8,971	7,778	7,242	6,755	6,293	5,889	5,506	5,123	4,955	4,346
Net interest income as reported	$ 22,206	$ 21,674	$ 21,022	$ 22,235	$ 20,981	$ 20,015	$ 19,461	$ 18,156	$ 16,537	$ 16,474	$ 15,922	$ 15,017	$ 15,104
Tax equivalent interest income	827	817	775	602	441	384	127	95	90	89	89	81	80
Tax equivalent net interest income	$ 23,033	$ 22,491	$ 21,797	$ 22,837	$ 21,422	$ 20,399	$ 19,588	$ 18,251	$ 16,627	$ 16,563	$ 16,011	$ 15,098	$ 15,184
Average earning assets	$2,774,892	$2,635,707	$2,553,872	$2,437,286	$2,296,368	$2,265,463	$2,160,359	$2,038,479	$1,927,944	$1,852,442	$1,751,347	$1,741,388	$1,752,478

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